UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2007
MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California		91355
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (661) 775-5300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 1, 2007, MannKind Corporation (the “Company”) amended and restated the $150.0 million promissory note that was previously made by the Company in favor of its principal stockholder, Alfred E. Mann, on August 2, 2006 and amended on October 30, 2006. The amendment extends the date through which the Company can borrow under the note to August 1, 2008. The amendment also changes to $300.0 million the minimum financing size that will trigger the Company’s obligation to repay all or a portion of the principal and accrued and unpaid interest under the note and provides that the Company cannot re-borrow any amounts repaid in connection with such a financing event.
The foregoing summary is qualified in its entirety by reference to the text of the related agreement, which is included as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On August 2, 2007, MannKind Corporation issued a press release announcing its cash position for the second quarter of 2007. A copy of the press release is attached as Exhibit 99.1 to this Item 2.02 and is incorporated herein by reference.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 5.02 Departure of Directors or Executive Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) On August 1, 2007, Richard L. Anderson, Chief Financial Officer, informed the Company’s Board of Directors that he plans to step down from his position once the Company has identified a successor and he or she is available to assume Mr. Anderson’s responsibilities as Chief Financial Officer. At that time, Mr. Anderson will transition to an advisory role, working on transition issues and strategic initiatives until he retires from the Company at the end of 2008.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Promissory Note made by MannKind Corporation in favor of Alfred E. Mann dated August 1, 2007

99.1	Press Release of MannKind Corporation dated August 2, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary

Dated: August 2, 2007